COLLATERAL TRUST AGREEMENT, dated as of March 31, 2010, among BLOCKBUSTER CANADA CO., a Nova Scotia company (the “Grantor”), each of the movie studios listed on the signature pages hereof or that becomes a party hereto pursuant to subsection 7.1 (each a “Studio” and collectively, the “Studios”) and Home Trust Company, as collateral trustee (the “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, the Grantor is an indirect wholly-owned subsidiary of Blockbuster Inc. (“Blockbuster”) and, like Blockbuster, relies heavily for the continued viability of its business upon products that are provided to it by the Studios. Accordingly, as a result of the Studios entering into, and extending trade credit under, the Trade Agreements (as defined herein) with Blockbuster, the Grantor will receive substantial benefits, both direct and indirect, through the agreement of the Studios, as set forth in the Trade Agreements, to provide Grantor and Blockbuster with extended payment terms and products that are essential to their business, including, but not limited to, titles such as “Alvin and the Chipmunks: The Squeakquel”, “Avatar”, “The Blind Side”, “Bounty Hunter”, “Invictus”, “Legion” and “Sherlock Holmes”; and

WHEREAS, in consideration of the substantial benefits that it will receive, both directly and indirectly, from the Studios in connection with the Trade Agreements, the Grantor has agreed to guarantee certain liabilities and obligations of Blockbuster from time to time owed and outstanding to the Studios, as applicable, pursuant to the Guarantee (such term and certain other capitalized terms used hereinafter being defined in subsection 1.1) and to secure such Guarantee pursuant to the Security Documents:

DECLARATION OF TRUST:

NOW, THEREFORE, in order to secure the prompt and complete payment and performance when due of the Secured Obligations and in consideration of the premises and the mutual agreements set forth herein, the Collateral Trustee does hereby declare that it holds and will hold as trustee in trust under this Collateral Trust Agreement all of its right, title and interest in, to and under the Security Documents and the collateral granted to the Collateral Trustee thereunder whether now existing or hereafter arising (and the Grantor does hereby consent thereto).

TO HAVE AND TO HOLD the Security Documents and the entire Collateral (the right, title and interest of the Collateral Trustee in the Security Documents and the Collateral being hereinafter referred to as the “Trust Estate”) unto the Collateral Trustee and its successors in trust under this Collateral Trust Agreement for the sole and exclusive benefit of the Studios and their respective assigns forever.

IN TRUST NEVERTHELESS, under and subject to the conditions herein set forth and for the benefit of the Secured Parties, and for the enforcement of the payment of all Secured Obligations, and as security for the performance of and compliance with the covenants and conditions of this Collateral Trust Agreement and each of the Security Documents.

PROVIDED, HOWEVER, that these presents are upon the condition that if the Grantor, its successors or assigns, shall satisfy the conditions set forth in subsection 6.11(a), then this Collateral Trust Agreement, and the estates and rights hereby assigned, shall cease, determine and be void as provided therein; otherwise they shall remain and be in full force and effect.

IT IS HEREBY FURTHER COVENANTED AND DECLARED, that the Trust Estate is to be held and applied by the Collateral Trustee for the sole and exclusive benefit of the Studios, subject to the further covenants, conditions and trusts hereinafter set forth.

SECTION 1.

DEFINED TERMS

1.1 Definitions. (a) The following terms shall have the respective meanings set forth below:

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“Affiliate” means with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by, or is under common control with, such Person, and for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall have the meaning set out in the Canada Business Corporations Act, provided that the expression “body corporate” used therein shall be interpreted as including non-corporate entities such as partnerships and limited partnerships.

“BIA” shall mean the Bankruptcy and Insolvency Act (Canada), as amended from time to time.

“Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Bankruptcy Law” shall mean each of the BIA, the Bankruptcy Code and any similar federal, provincial, state or foreign law relating to reorganization, arrangement, compromise or re-adjustment of debt, dissolution, winding-up or for the relief of debtors in the United States or Canada, as applicable, including, without limitation, the Companies’ Creditors Arrangement Act (Canada) and the Winding-Up Act (Canada).

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“Blockbuster” shall have the meaning assigned in the recitals hereto.

“Business Day” shall mean any day, other than a Saturday, Sunday or other day on which banks in the Province of Ontario are permitted to close.

“Cash Equivalents” shall mean (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government, the Canadian Government, any provincial or state government or any agency thereof, (ii) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (iii) repurchase obligations of any commercial bank satisfying the requirements of clause (ii) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government or the Canadian Government, (iv) commercial paper of a domestic issuer rated at least A-2 by Standard & Poor’s Rating Services (“S&P”) or P-2 by Moody’s Investors Service, Inc. (“Moody’s”), (v) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s (or an equivalent rating for such foreign securities), (vi) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (ii) of this definition or (vii) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (i) through (vi) of this definition.

“Collateral” shall mean, collectively, all collateral in which the Collateral Trustee is granted a security interest pursuant to any Security Document.

“Collateral Account” shall have the meaning assigned in subsection 3.1.

“Collateral Enforcement Action” shall mean, with respect to the Collateral Trustee (for the benefit of the Studios), for the Collateral Trustee, to exercise, seek to exercise, join any Person in exercising or to institute or to maintain or to participate in any action or proceeding with respect to, any rights or remedies with respect to any Collateral, including (i) instituting or maintaining, or joining any Person in instituting or maintaining, any enforcement, contest, protest, attachment, collection, execution, levy or foreclosure action or proceeding with respect to any Collateral, whether under any Security Document or otherwise, (ii) exercising any right of set-off with respect to the Grantor, or (iii) exercising any other right or remedy under the Personal Property Security Act (Ontario) or similar personal property security legislation of any applicable jurisdiction or under any Bankruptcy Law or other applicable law, provided at all times any such action initiated or taken by the Collateral Trustee is pre-approved by Majority Approval.

“Collateral Trust Agreement” shall mean this Collateral Trust Agreement, as the same may be amended, modified, supplemented, extended, renewed, revised, restated, amended and restated and/or replaced from time to time.

“Collateral Trustee” shall mean Home Trust Company, in its capacity as trustee under this Collateral Trust Agreement, and any successor trustee appointed hereunder.

“DIP Financing” shall mean any financing obtained by Blockbuster or the Grantor or any subsidiary of Blockbuster and/or the Grantor during any Insolvency Proceeding or otherwise pursuant to any applicable Bankruptcy Law.

“Distribution Date” shall mean each date fixed by the Collateral Trustee for a distribution to the Studios of funds held in the Collateral Account for and on behalf of the Studios, the first of which shall be within 120 days after the Collateral Trustee receives and acts on a Notice of Acceleration based on Majority Approval and the remainder of which shall be monthly thereafter (or more frequently if requested by the Collateral Trustee with Majority Approval) on the day of the month corresponding to the first Distribution Date (or, if there be no such corresponding day, the last day of such month) provided that if any such day is not a Business Day, such Distribution Date shall be the next Business Day.

“Effective Date” shall mean March 31, 2010.

“Governmental Authority” shall mean any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any federal, state, provincial or municipal court, in each case whether of the United States, Canada or other nation or state.

“Grantor” shall have the meaning assigned in the preamble hereto.

“Guarantee” shall mean the Guarantee of Blockbuster Canada Co., dated as of the Effective Date, delivered by the Grantor in favor of the Collateral Trustee for the benefit of the Studios, as the same may be amended, modified, supplemented, extended, renewed, revised, restated, amended and restated and/or replaced from time to time.

“Hypothec” shall mean that certain Deed of Hypothec, dated as of the Effective Date, executed and delivered by the Grantor in favor of the Collateral Trustee.

“Indebtedness” shall mean, of any Person at any date, all liabilities, indebtedness and obligations of such Person for borrowed money, the deferred purchase price of property or services, or any obligation evidenced by a note, bond, debenture or any other similar instrument.

“Insolvency Proceeding” shall mean each of the following, in each case with respect to Blockbuster or the Grantor or any property or Indebtedness of Blockbuster, the Grantor, or any subsidiary of Blockbuster or the Grantor (a)(i) any voluntary or involuntary case or proceeding under any Bankruptcy Law or any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, (ii) any case or proceeding seeking receivership, liquidation, reorganization, winding up or other similar case or proceeding, (iii) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt and (iv) any case or proceeding seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official and (b) any general assignment for the benefit of creditors.

“Lien” shall mean any mortgage, pledge, lien, security interest, charge, statutory deemed trust, conditional sale or other title retention agreement or other similar encumbrance.

“Majority Approval” shall mean as of any date of any determination to be made hereunder, the action or consent of the Studio(s) owed greater than 50% of the outstanding Trade Agreement Obligations as of such date, but in no event less than a Majority of the Studios.

“Majority of the Studios” shall mean, (i) in the event that there are outstanding Trade Agreement Obligations owed to two or fewer Studios, the action or consent of such Studio(s), (ii) in the event that there are outstanding Trade Agreement Obligations owed to three Studios, the action or consent of two of such Studios, and (iii) in the event that there are outstanding Trade Agreement Obligations owed to four or more Studios, the action or consent of three of such Studios.

“Notice of Acceleration” shall mean a written notice delivered to the Collateral Trustee, while any Secured Obligations are outstanding, by a Studio, which must be supported by Majority Approval, stating that the relevant Secured Obligations have not been paid in full at the stated date for payment. Each Notice of Acceleration shall be in substantially the form of Exhibit A and may only be acted on by the Collateral Trustee if supported by Majority Approval.

“Notice of Designation” shall have the meaning assigned in subsection 7.1.

“Opinion of Counsel” shall mean an opinion in writing signed by legal counsel reasonably satisfactory to the Studios and the Collateral Trustee, who may be counsel regularly retained by the Collateral Trustee or counsel to Grantor.

“Permitted Lien” shall mean:

(a) any “purchase money security interests” or vendor’s hypothecs or other similar liens, security interests, charges or other encumbrances which are assumed, created or reserved to secure the unpaid purchase price of, or future lease payments for, assets which have been or may in the future be acquired by the Grantor.

(b) any liens, security interests, charges or other encumbrances arising by operation of applicable laws, including, without limitation, for carriers, warehousemen, repairers’, taxes, assessments, statutory obligations and government charges and levies for amounts not yet due and payable or which may be past due but which are being contested in good faith by appropriate proceedings (and as to which there are no other enforcement proceedings or they shall have been effectively stayed);

(c) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of the Grantor as presently conducted thereon or materially impair the value of the real property which may be subject thereto;

(d) the rights reserved to or vested in any person by the terms of any lease, license or permit held by the Grantor or by any statutory provision, to terminate any such lease, license or permit, or to require annual or periodic payments as a condition to the continuance thereof.

(e) liens, security interests, charges or other encumbrances (including servicing agreements, development agreements, site plan agreements and other agreements) with or given to a public utility or any municipality or governmental or other public authority, provided that such liens, security interests, charges or other encumbrances do not interfere in any material respect with the use of the real property affected thereby or ordinary conduct of the business of the Grantor as presently conducted;

(f) applicable municipal and other governmental restrictions, including municipal by-laws and regulations, affecting the use of land or the nature of any structures which may be erected thereon, provided such restrictions have been complied with and do not interfere in any material respect with the use of the real property affected thereby or ordinary conduct of the business of the Grantor as presently conducted;

(g) security deposits held by landlords or service providers in the ordinary course of business;

(h) statutory or inchoate liens in favour of Governmental Authorities for taxes or other amounts owing or payable, provided that the obligations of the Grantor with respect thereto are not in default;

(i) RPMRR conventional hypothec without delivery #01-0181494-0001 against the Grantor in Quebec in favour of Du Bocage Co-Propriete Enr., Rene Beaucage, acting under the business name Du Bocage Co-Propriete Enr., Joseph Beaucage, acting under the business name Du Bocage Co-Propriete Enr., Gerald Beaucage, acting under the business name Du Bocage Co-Propriete Enr.;

(j) liens, security interests, charges or other encumbrances in the nature of title retention provisions contained in any agreements to which the Grantor is a party (and as the same have been or may in the future be perfected by registrations under applicable personal property security regimes in Canada);

(k) encumbrances resulting from the deposit of cash or securities in connection with contracts, tenders or expropriation proceedings, or to secure workers’ compensation, surety or appeal bonds, costs of litigation when required by law and public and statutory obligations, liens or claims incidental to construction and mechanics’, warehouseman’s, carriers’ and other similar liens; and

(l) liens, security interests, charges or other encumbrances in favour of the Secured Parties.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Proceeds” shall mean all “proceeds” as such term is defined in the Personal Property Security Act (Ontario), as amended from time to time.

“Pro Rata” shall mean, with respect to a Studio, the proportion that the Secured Obligations owed by Blockbuster to the applicable Studio under its respective Trade Agreement(s) on the date of delivery of a Notice of Acceleration bears to the total amount of the Secured Obligations on such date.

“Requirement of Law” shall mean, as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court of competent jurisdiction or other Governmental Authority, in each case applicable to and binding upon such Person and any of its property, and to which such Person and any of its property is subject

“Secured Obligations” shall mean the Trade Agreement Obligations.

“Secured Parties” shall mean, collectively, (i) the Collateral Trustee, and (ii) each Studio.

“Security Agreement” shall mean that certain General Security Agreement, dated as of the Effective Date, made by the Grantor to and in favour of the Collateral Trustee for the benefit of the Studios, as the same may be amended, modified, supplemented, extended, renewed, revised, restated, amended and restated and/or replaced from time to time.

“Security Documents” shall collectively mean each of the instruments described in Annex I to this Collateral Trust Agreement and all other security documents hereafter delivered to the Collateral Trustee granting a Lien on any property of any Person to secure the Secured Obligations from time to time.

“Studios” shall have the meaning assigned in the preamble hereto.

“Trade Agreement Obligations” shall mean all payment obligations owed by Blockbuster to a Studio under the Trade Agreements from time to time; provided, however, that to the extent any payment with respect to the Trade Agreement Obligations (whether by or on behalf of the Grantor, as proceeds of Collateral, enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“Trade Agreements” shall collectively mean each trade agreement listed on Annex II hereto, as the same may be updated from time to time as provided in the Guarantee.

“Trust Estate” shall have the meaning assigned in the Declaration of Trust in this Collateral Trust Agreement.

“Trustee Fees” shall mean all fees, costs and expenses of the Collateral Trustee of the types described in subsections 4.3, 4.4, 4.5 and 4.6.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Collateral Trust Agreement shall refer to this Collateral Trust Agreement as a whole and not to any particular provision of this Collateral Trust Agreement, and section and subsection references are to this Collateral Trust Agreement unless otherwise specified. References to agreements defined in subsection 1.1(a) shall, unless otherwise specified, be deemed to refer to such agreements as the same may be amended, modified, supplemented, extended, renewed, revised, restated, amended and restated and/or replaced from time to time.

SECTION 2.

ACCELERATION OF SECURED OBLIGATIONS

2.1 Notices of Acceleration. (a) Upon receipt by the Collateral Trustee of a Notice of Acceleration, the Collateral Trustee shall immediately notify the Grantor of the receipt and contents thereof and of the Majority Approval in respect thereof and provide to the Grantor true and complete copies of the same. So long as such Notice of Acceleration is in effect, the Collateral Trustee shall exercise the rights and remedies provided in this Collateral Trust Agreement and in the Security Documents subject at all times to the direction of the Studios pursuant to Majority Approval. The Collateral Trustee is not empowered to exercise any remedy hereunder or thereunder unless a Notice of Acceleration with Majority Approval is in effect.

(b) A Notice of Acceleration delivered by one or more Studios shall become effective upon receipt thereof by the Collateral Trustee subject to Majority Approval. A Notice of Acceleration, once effective, shall remain in effect unless and until it is cancelled as provided in subsection 2.1(c).

(c) The Studios shall be entitled to direct the Collateral Trustee to cancel a Notice of Acceleration by delivering a written notice of cancellation to the Collateral Trustee by Studios acting with Majority Approval (i) before the Collateral Trustee takes any action to exercise any remedy with respect to the Collateral or (ii) thereafter, if the Collateral Trustee has Majority Approval and believes that all actions it has taken to exercise any remedy or remedies with respect to the Collateral can be reversed without undue difficulty; provided that no Notice of Acceleration shall be cancelled more than 60 days after it is received by the Collateral Trustee. The Collateral Trustee shall immediately notify the Grantor as to the receipt and contents of any such notice of cancellation.

(d) At any time after the receipt of a Notice of Acceleration, the Collateral Trustee shall:

(i) automatically without further instruction, unless the Collateral Trustee has received written instructions to the contrary from the Studios by Majority Approval, make a demand on the Grantor as provided in the Collateral Trust Agreement; and

(ii) take such other action, or refrain from taking such other action, with respect to such Notice of Acceleration (including with respect to the exercise of any right or remedies under the Security Agreement) as the Collateral Trustee shall be instructed in writing by the Studios acting by Majority Approval.

In the absence of actual knowledge of a responsible officer of the Collateral Trustee, the Collateral Trustee shall not be deemed to have knowledge of any Insolvency Proceeding or event leading to a Notice of Acceleration unless notified in writing of such by a Studio.

2.2 General Authority of the Collateral Trustee over the Collateral. Grantor hereby irrevocably and unconditionally constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney in fact with full power and authority in its or his own name, from time to time in the Collateral Trustee’s discretion, subject to subsection 2.1, so long as any

Notice of Acceleration is in effect, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Collateral Trust Agreement and the Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, the Grantor hereby gives the Collateral Trustee, subject to subsection 2.1, the power and right on behalf of the Grantor, without notice to or further assent by the Grantor, so long as any Notice of Acceleration is in effect, to take any Collateral Enforcement Actions permitted under the Security Documents and to do, at its option and at the expense and for the account of the Grantor, all acts and things which the Collateral Trustee deems necessary to protect or preserve the Collateral and to realize upon the Collateral in accordance with the provisions of the Security Documents.

2.3 Right to Initiate Judicial Proceedings. If a Notice of Acceleration is in effect, the Collateral Trustee, subject to the provisions of subsection 2.1(c), subsection 2.5 and Section 5, (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Collateral Trust Agreement and each Security Document and (ii) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

2.4 Right to Appoint a Receiver. If a Notice of Acceleration is in effect, upon commencement of judicial proceedings to enforce the rights of the Collateral Trustee under this Collateral Trust Agreement or any Security Document, the Collateral Trustee shall, to the extent permitted by law, with notice to the Grantor but without notice to any party claiming through the Grantor, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Secured Obligations, without regard to the then value of the Trust Estate, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Collateral Trustee) of the Trust Estate, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Trust Estate be segregated, sequestered and impounded for the benefit of the Collateral Trustee and the Secured Parties, and the Grantor irrevocably and unconditionally consents to the appointments of such receiver or receivers and to the entry of such order; provided that, notwithstanding the appointment of any receiver, the Collateral Trustee shall be entitled to retain possession and control of all cash and Cash Equivalents held by or deposited with it pursuant to this Collateral Trust Agreement or any Security Document.

2.5 Exercise of Powers (a) All of the powers, remedies and rights of the Collateral Trustee as set forth in this Collateral Trust Agreement may be exercised by the Collateral Trustee in respect of any Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Trustee and the other Secured Parties as set forth in any Security Document may be exercised from time to time as herein and therein provided.

(b) Whether or not any Insolvency Proceeding has been commenced by or against the Grantor, no Secured Party shall do (and no Secured Party shall direct the Collateral Trustee to do) any of the following without the prior written consent of the Collateral Trustee acting with Majority Approval: (i) take any Collateral Enforcement Action or commence, seek to commence or join any other Person in commencing any Insolvency Proceeding; or (ii) object to, contest or take any other action that is reasonably likely to hinder (1) any Collateral Enforcement Action initiated by the Collateral Trustee, (2) any release of Collateral permitted under subsection 6.11, whether or not done in consultation with or with notice to such Secured Party or (3) any decision by the Collateral Trustee to forbear or refrain from bringing or pursuing any such Collateral Enforcement Action or to effect any such release.

(c) Upon written instructions at any time and from time to time of the Studios given by Majority Approval, and not otherwise, the Collateral Trustee shall take such of the following actions as may be specified in such written instructions: (i) exercise such election or option, or make such decision or determination, or give such notice, consent, waiver or approval or exercise such right, remedy or power or take such other action hereunder or under the Security Agreement or in respect of any part or all of the Collateral as shall be specified in such written instructions; (ii) approve as satisfactory to the Collateral Trustee all matters expressly required by the terms hereof or of the Security Agreement to be satisfactory to the Collateral Trustee, it being understood that without the written instructions, the Collateral Trustee shall not approve any such matter as satisfactory to the Collateral Trustee; (iii) take such action with respect to, or to preserve or protect, the Collateral (including the discharge of security interests) as shall be specified in such written instructions and as are consistent with this Agreement and the Security Agreement; and (iv) take such other action in respect of the subject matter of this Agreement as shall be specified in such written instructions. No implied duties or obligations shall be read into this Agreement, the Collateral Trust Agreement or the Security Agreement against the Collateral Trustee. The Collateral Trustee agrees to provide to the Studios, concurrently with the taking by the Collateral Trustee of any action, with notice of the taking of such action by the Collateral Trustee; provided that the failure to give any such notice to such persons shall not affect the validity of such exercise.

2.6 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or now or hereafter existing at law or in equity or by statute.

(b) No delay or omission by the Collateral Trustee to exercise any right, remedy or power hereunder or under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Collateral Trust Agreement or any Security Document to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

(c) If the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Collateral Trust Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then the Grantor, the Collateral Trustee and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

(d) All rights of action and of asserting claims upon or under this Collateral Trust Agreement and the Security Documents may be enforced by the Collateral Trustee without the possession of any instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Trustee shall be, subject to subsections 5.5(c) and 5.10(c)(ii), brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate.

2.7 Waiver and Estoppel. (a) The Grantor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Collateral Trust Agreement or any Security Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Trustee in this Collateral Trust Agreement or any Security Document but will suffer and permit the execution of every such power as though no such law were in force; provided that nothing contained in this subsection 2.7(a) shall be construed as a waiver of any rights of the Grantor under any Security Document or applicable Bankruptcy Law.

(b) The Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Collateral Trust Agreement or any Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

(c) The Grantor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any other Security Document) in connection with this Collateral Trust Agreement and the Security Documents and any action taken by the Collateral Trustee with respect to the Collateral.

2.8 Limitation on Collateral Trustee’s Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any Security Document and to account to the Secured Parties and the Grantor for moneys and other property received by it hereunder or under any Security Document, the Collateral Trustee shall not have any duty to the Grantor or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

2.9 Limitation by Law. Notwithstanding any other provisions of this Collateral Trust Agreement or any Security Document, all rights, remedies and powers provided in this Collateral Trust Agreement or any Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable Requirement of Law, and all the provisions hereof are intended to be subject to all applicable mandatory Requirements of Law which may be controlling and to be limited to the extent necessary so that they will not render this Collateral Trust Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

2.10 Collateral Use Prior to Acceleration. (a) So long as no Notice of Acceleration is in effect, the Grantor shall have the right: (i) to remain in possession and retain exclusive control of the Collateral with power freely and without let or hindrance on the part of the Secured Parties to operate, manage, develop, use and enjoy the Collateral, to receive the rents, issues, tolls, profits, royalties, revenues and other income thereof, and (ii) to sell or otherwise dispose of, free and clear of the Lien created by the Security Documents and this Collateral Trust Agreement, any Collateral in the ordinary course of its business. The Collateral Trustee shall have no duty to monitor the exercise by the Grantor of its rights under this subsection 2.10(a).

(b) When a Notice of Acceleration is in effect, cash Proceeds received by the Collateral Trustee or the Grantor, as applicable, in connection with the sale or other disposition of Collateral shall be deposited in the Collateral Account and any such Proceeds may not be made available to or otherwise withdrawn by the Grantor without the prior written consent of the Collateral Trustee acting on Majority Approval. Any such Proceeds received by the Grantor shall be held by the Grantor in trust for the Collateral Trustee, shall be segregated from other funds of the Grantor and shall, forthwith upon receipt by the Grantor, be turned over to the Collateral Trustee (as the Collateral Trustee may direct), in the same form as received by the Grantor (duly indorsed to the Collateral Trustee, if required) for deposit in the Collateral Account. Notwithstanding anything to the contrary in this Collateral Trust Agreement, unless a Notice of Acceleration is in effect, the Grantor may upon written or oral request (confirmed in writing to the Collateral Trustee) obtain the prompt release to it or its order of funds in the Collateral Account, provided that the failure to confirm an oral request in writing shall not affect the validity of such request and the Collateral Trustee’s obligations to promptly release such funds. Any written or oral request or instruction by the Grantor pursuant to the preceding sentence shall be full authority for and direction to the Collateral Trustee to make the requested release, and the Collateral Trustee shall promptly do so. The Collateral Trustee in so doing shall have no liability to any Person.

(c) When a Notice of Acceleration is in effect, any insurance proceeds in respect of any Collateral, any Proceeds from the exercise of rights of eminent domain or condemnation in respect of any Collateral and any liquidating dividends paid in respect of any Collateral received by the Grantor shall be deposited in the Collateral Account to be held therein and applied by the Collateral Trustee in accordance with Section 3 hereof. If for any reason the Grantor shall receive or hold any insurance proceeds, condemnation proceeds or liquidating dividends that are required to be held by the Collateral Trustee pursuant to the first sentence of this subsection, such Grantor shall hold such proceeds or dividends in trust for the Collateral Trustee and the Secured Parties and shall, as promptly as practicable, deliver such proceeds or dividends to the Collateral Trustee to be held in accordance with the provision of this subsection.

SECTION 3.

COLLATERAL ACCOUNT; DISTRIBUTIONS

3.1 The Collateral Account. On the Effective Date, there shall be established and, at all times thereafter until the trusts created by this Collateral Trust Agreement shall have terminated, there shall be maintained in the name of the Collateral Trustee at the head office of the Collateral Trustee designated by it pursuant to Subsection 6.1 an account which is entitled the “Blockbuster Collateral Account” (the “Collateral Account”). All moneys which are required by this Collateral Trust Agreement or any Security Document to be delivered to the Collateral Trustee while a Notice of Acceleration is in effect or which are received by the Collateral Trustee or any agent or nominee of the Collateral Trustee in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Collateral Trust Agreement or any Security Document or otherwise, while a Notice of Acceleration is in effect shall be deposited in the Collateral Account to be held by the Collateral Trustee as part of the Trust Estate and applied by the Collateral Trustee only in accordance with the terms of this Collateral Trust Agreement. Upon the cancellation of all Notices of Acceleration pursuant to subsection 2.1(c) or the receipt by the Collateral Trustee of any moneys at any time when no Notice of Acceleration is in effect, the Collateral Trustee shall (subject to the first sentence of subsection 3.4(a)) cause all funds on deposit in the Collateral Account or otherwise received by the Collateral Trustee to be paid over to the Grantor.

3.2 Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Collateral Trustee, and funds on deposit in the Collateral Account shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Trustee. The Grantor hereby irrevocably and unconditionally grants a security interest in the Collateral Account to the Collateral Trustee for the benefit of the Secured Parties, as collateral security for the Secured Obligations.

3.3 Investment of Funds Deposited in Collateral Account. The Collateral Trustee shall, at the written direction of the Studios acting with Majority Approval, invest and reinvest moneys on deposit in the Collateral Account at any time in Cash Equivalents. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Trust Estate. Neither the Collateral Trustee nor any other Secured Party shall be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity. In the absence of such directions, the Collateral Trustee shall have no obligation to invest or reinvest moneys.

3.4 Application of Moneys. (a) The Collateral Trustee shall have the right (pursuant to subsection 4.7) at any time and from time to time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Trustee Fees in priority to all other amounts that may be due and owing to the Studios from time to time.

(b) All moneys held by the Collateral Trustee in the Collateral Account while a Notice of Acceleration is in effect shall, to the extent available for distribution (it being understood that the Collateral Trustee may liquidate investments prior to maturity in order to make a distribution pursuant to this subsection 3.4(b)), be distributed (subject to the provisions of subsection 3.5) by the Collateral Trustee on each Distribution Date (with such distributions being made by the Collateral Trustee to the Secured Parties entitled thereto as provided in subsection 3.4(c), and the Collateral Trustee shall be responsible for insuring that amounts distributed to the Secured Parties are distributed on a Pro Rata basis).

(c) The Collateral Trustee shall make all payments and distributions under this subsection 3.4 on account of the Secured Obligations to the Secured Parties on a Pro Rata basis.

(d) Unless the Collateral Trustee shall have received written instructions from the Studios given by Majority Approval as to the times at which any amounts are to be distributed, all distributions shall be made at such times and as promptly as the Collateral Trustee shall in its good faith and discretion determine to be reasonable and practicable under the circumstances, but in accordance with the terms of this Collateral Trust Agreement including the required Distribution Date. The Collateral Trustee shall at all times have the right to request distribution instructions, including as to the time of such distribution from the Studios given by Majority Approval.

3.5 Amounts Held for Contingent Secured Obligations. In the event any Secured Party shall be entitled to receive any moneys in respect of the unliquidated, unmatured or contingent portion of the outstanding Secured Obligations, then the Collateral Trustee shall invest such moneys in obligations of the kinds referred to in subsection 3.3 maturing within three months after they are acquired by the Collateral Trustee and shall hold all such amounts so distributable, and all such investments and the net proceeds thereof, in trust solely for the benefit of such Secured Party and for no other purpose until (i) such Secured Party shall have notified the Collateral Trustee that all or part of such unliquidated, unmatured or contingent claim shall have become matured or fixed, in which case the Collateral Trustee shall distribute from such investments and the proceeds thereof an amount equal to such matured or fixed claim to such Secured Party for application to the payment of such matured or fixed claim, and shall promptly give notice thereof to the Grantor and the other Secured Parties or (ii) all or part of such unliquidated, unmatured or contingent claim shall have been extinguished, in which case (x) such Secured Party shall, as soon as practicable thereafter, notify the Grantor and the other Secured Parties and the Collateral Trustee and (y) such investments, and the proceeds thereof, shall be held in the Collateral Account in trust for all Secured Parties pending application in accordance with the provisions of subsection 3.4.

3.6 Collateral Trustee’s Calculations. In making the determinations and allocations required by subsection 3.4, the Collateral Trustee may conclusively rely upon information supplied by the Studios as to the amounts outstanding with respect to the Secured Obligations and the Collateral Trustee shall have no liability to any of the Secured Parties for actions taken by it in reliance on such information, provided that nothing in this sentence shall prevent the Grantor from contesting any amounts claimed by the Studios or any Secured Party in any information so supplied. All distributions made by the Collateral Trustee pursuant to subsection 3.4 shall be (subject to subsection 3.7 and to any decree of any court of competent jurisdiction) final (absent manifest error).

3.7 Pro Rata Sharing. If, through the operation of any Bankruptcy Law or otherwise, the Collateral Trustee’s security interest hereunder and under the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Trustee shall nonetheless apply the proceeds of the Collateral for the benefit of the holders of all Secured Obligations in the proportions specified herein; provided, however, that nothing in this subsection 3.7 shall be deemed to require the Collateral Trustee to disregard or violate any court order binding upon it.

SECTION 4.

AGREEMENTS WITH TRUSTEE

4.1 Delivery of Secured Instruments. On the Effective Date, the Grantor shall deliver to the Collateral Trustee copies of each Security Document then in effect. The Grantor shall deliver to the Collateral Trustee, promptly upon the execution thereof, a copy of all amendments, modifications or supplements to any Security Documents entered into after the Effective Date.

4.2 Information as to Secured Parties. The Grantor shall deliver to the Collateral Trustee, not later than 90 days after the Effective Date, and from time to time upon request of the Collateral Trustee when a Notice of Acceleration shall be in effect, a list setting forth as of the Effective Date in the case of the initial list or as of a date not more than 60 days prior to the date of such delivery in the case of any subsequent list, the aggregate principal amount of the Secured Obligations outstanding.

4.3 Compensation and Expenses. The Grantor agrees to pay to the Collateral Trustee, from time to time upon demand, (i) reasonable compensation (which shall not be limited by any Requirement of Law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and under the Security Documents and for administering the Trust Estate and (ii) all of the reasonable fees, costs and expenses of the Collateral Trustee (including, without limitation, the reasonable fees and disbursements of its counsel, advisors and agents) (A) arising in connection with the preparation, execution, delivery, modification, and termination of this Collateral Trust Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof, (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of the Collateral Trustee’s rights under this Collateral Trust Agreement and the Security Documents and in and to the Collateral and the Trust Estate, (C) incurred by the Collateral Trustee in connection with the removal of the Collateral Trustee pursuant to subsection 5.7(a) or (D) incurred in connection with the execution of the directions provided by the Studios. Such fees, costs and expenses are intended to constitute expenses of administration under any Bankruptcy Law. The obligations of the Grantor under this subsection 4.3 shall survive the termination of the other provisions of this Collateral Trust Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.4 Stamp and Other Similar Taxes. The Grantor agrees to indemnify and hold harmless the Collateral Trustee and each Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Collateral Trust Agreement, any Security Document, the Trust Estate or any Collateral. The obligations of the Grantor under this subsection 4.4 shall survive the termination of the other provisions of this Collateral Trust Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.5 Filing Fees, Excise Taxes, Etc. The Grantor agrees to pay or to reimburse the Collateral Trustee promptly upon request for any and all payments made by the Collateral Trustee in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Collateral Trust Agreement and each Security Document, unless such taxes are imposed on or measured by compensation paid to the Collateral Trustee under subsection 4.3. The obligations of the Grantor under this subsection 4.5 shall survive the termination of the other provisions of this Collateral Trust Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.6 Indemnification. The Grantor agrees to pay, indemnify, and hold the Collateral Trustee (and its directors, officers, agents and employees) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel, advisors and agents) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Collateral Trust Agreement and the Security Documents, unless arising from the gross negligence or willful misconduct of the indemnified party or any of its affiliates or any of their respective directors, officers, agents or employees, including for taxes in any jurisdiction in which the Collateral Trustee is subject to tax by reason of actions hereunder or under the Security Documents, unless such taxes are imposed on or measured by compensation paid to the Collateral Trustee under subsection 4.3. In any suit, proceeding or action brought by the Collateral Trustee under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Grantor will save, indemnify and keep the Collateral Trustee harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever thereunder, arising out of a breach by the Grantor of any obligation thereunder, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Collateral Trustee. The agreements in this subsection 4.6 shall survive the termination of the other provisions of this Collateral Trust Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.7 Trustee’s Lien. Notwithstanding anything to the contrary in this Collateral Trust Agreement, as security for the due and punctual payment of Trustee Fees (i) the Collateral Trustee is hereby granted a lien upon all Collateral which shall have priority ahead of all other Secured Obligations secured by such Collateral and (ii) the Collateral Trustee shall have the right to use and apply any of the funds held by the Collateral Trustee in the Collateral Account to cover all such Trustee Fees then due and outstanding.

4.8 Further Assurances. At any time and from time to time, upon the written request of the Collateral Trustee, and at the expense of the Grantor, the Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested further to perfect, or to protect the perfection of, the liens and security interests granted under the Security Documents, including, without limitation, the filing of any financing or continuation statements under the Personal Property Security Act (Ontario) or similar personal property security legislation in effect in any Canadian jurisdiction; provided, however, that notwithstanding anything to the contrary contained herein or in any Security Document, the Grantor shall not be required to perfect the security interests granted by it in any Collateral by any means other than by (a) filings pursuant to the Personal Property Security Act (Ontario) or similar personal property security legislation in effect in any Canadian jurisdiction and (b) such additional actions as may be required pursuant to any or Security Document. Notwithstanding the foregoing, in no event shall the Collateral Trustee have any obligation to monitor the perfection or continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral.

4.9 Inspection of Properties and Books. So long as a Notice of Acceleration shall be in effect, the Grantor shall give the Collateral Trustee access, at its request, to all Collateral and to all books, records, documents and information related thereto in the possession of the Grantor.

SECTION 5.

THE COLLATERAL TRUSTEE

5.1 Acceptance of Trust. The Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Collateral Trust Agreement upon the terms and conditions hereof.

5.2 Exculpatory Provisions. (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Grantor. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Grantor thereto or as to the security afforded by this Collateral Trust Agreement or any Security Document, or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Collateral Trust Agreement, the Security Documents or the Secured Obligations, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters.

(b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by the Grantor of any of the covenants or agreements contained herein or in any Security Document. Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of Secured Obligations then held by the Secured Parties, the Collateral Trustee may rely on a certificate of each Studio. Nothing in this subsection 5.2(b) shall prevent the Grantor from contesting any amounts claimed by any Secured Party in any certificate so supplied. Notwithstanding anything to the contrary set forth in this subsection 5.2(b), so long as no Notice of Acceleration is in effect, the Collateral Trustee may rely conclusively on a certificate of an authorized officer of the Grantor with respect to the matters set forth in the second sentence of this subsection 5.2(b).

(c) The Collateral Trustee shall be under no obligation or duty to take any action under this Collateral Trust Agreement or any Security Document if taking such action (i) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Trustee receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Collateral Trust Agreement or any Security Document.

(d) The Collateral Trustee shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, the Grantor as if it were not the Collateral Trustee.

(e) Notwithstanding any other provision of this Collateral Trust Agreement, the Collateral Trustee shall not be liable for any action taken or omitted to be taken in accordance with this Collateral Trust Agreement or the Security Documents except for its own gross negligence, bad faith or willful misconduct.

5.3 Delegation of Duties. (a) The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Collateral Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence, bad faith or willful misconduct.

(b) The Studios hereby authorize and direct the Collateral Trustee (i) to execute and deliver the Security Documents and such other documents relating to the transactions contemplated by the Collateral Trust Agreement as the Studios may from time to time direct, by Majority Approval, to carry out its duties and powers as Collateral Trustee with respect to the Collateral and in distributing the proceeds realized by it from the Collateral on behalf of the Studios, (ii) to execute and deliver all other documents contemplated by the documents referred to in clause (i) above, (iii) to take whatever action shall be required to be taken by the Collateral Trustee by the terms of, and to exercise its rights and perform its duties under, each of the documents referred to in clauses (i) and (ii) above as set forth therein and (iv) subject to the terms of the foregoing as the Studios may from time to time direct by Majority Approval.

5.4 Reliance by Collateral Trustee. (a) Whenever in the administration of this Collateral Trust Agreement or the Security Documents the Collateral Trustee shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Trustee taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an authorized officer of the Grantor delivered to the Collateral Trustee, and such certificate shall be full warrant to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of subsection 5.5.

(b) The Collateral Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Security Document in accordance therewith. While a Notice of Acceleration is in effect, the Collateral Trustee shall have the right at any time to seek instructions concerning the administration of this Collateral Trust Agreement and the Security Documents from any court of competent jurisdiction.

(c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. As to the amount of any Secured Obligation owing to the Studios from time to time, the Collateral Trustee may rely upon any and all certificates signed by authorized officers of the Studios from time to time. In the absence of its own gross negligence, bad faith or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Collateral Trust Agreement.

(d) The Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Trustee by this Collateral Trust Agreement and the Security Documents, at the request or direction of a Studio pursuant to this Collateral Trust Agreement or otherwise, unless the Collateral Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Collateral Trustee in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Trustee.

(e) Upon any application or demand by the Grantor (except any such application or demand which is expressly permitted to be made orally) to the Collateral Trustee to take or permit any action under any of the provisions of this Collateral Trust Agreement or any Security Document, the Grantor shall furnish to the Collateral Trustee a certificate of an authorized officer of the Grantor stating that all conditions precedent, if any, provided for in this Collateral Trust Agreement or in any relevant Security Document relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Collateral Trust Agreement or a Security Document relating to such particular application or demand, such additional document shall also be furnished.

(f) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of an authorized officer of the Grantor provided to such counsel in connection with such opinion or representations made by such authorized officer in a writing filed with the Collateral Trustee.

5.5 Limitations on Duties of Trustee. (a) Unless a Notice of Acceleration is in effect, the Collateral Trustee shall be obligated to perform such duties and only such duties as are specifically set forth in this Collateral Trust Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Collateral Trust Agreement or any Security Document against the Collateral Trustee. If and so long as a Notice of Acceleration is in effect, the Collateral Trustee shall, subject to the provisions of subsection 2.5, exercise the rights and powers vested in the Collateral Trustee by this Collateral Trust Agreement and the Security Documents, and shall not be liable with respect to any action taken, or omitted to be taken, in accordance with the direction of the Studios acting with Majority Approval.

(b) Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof or of any Security Document, except upon the written request of one or more Studios representing Majority Approval at such time. The Collateral Trustee shall make available for inspection and copying by the Studios, each certificate or other paper furnished to the Collateral Trustee by the Grantor under or in respect of this Collateral Trust Agreement or any of the Collateral.

(c) No provision of this Collateral Trust Agreement or of any Security Document shall be deemed to impose any duty or obligation on the Collateral Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Trustee shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Trustee in such jurisdiction or impose a tax on the Collateral Trustee by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

5.6 Moneys to be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Collateral Trust Agreement or any Security Document (except Trustee Fees) shall be held in trust for the purposes for which they were paid or are held.

5.7 Resignation and Removal of the Collateral Trustee. (a) The Collateral Trustee may at any time, by giving a minimum of 90 days’ written notice to the Grantor and each Studio, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Trustee, (ii) the acceptance of such appointment by such successor Collateral Trustee and (iii) the approval of such successor Collateral Trustee evidenced by one or more instruments signed by the Studios representing Majority Approval and, so long as no Notice of Acceleration is then in effect, by the Grantor (which approval, in each case, shall not be unreasonably withheld or delayed). If no successor Collateral Trustee shall be appointed and shall have accepted such appointment within 90 days after the Collateral Trustee gives the aforesaid notice of resignation, the Collateral Trustee, the Grantor (so long as no Notice of Acceleration is then in effect) or, if a Notice of Acceleration is in effect, the Studios representing Majority Approval may apply to any court of competent jurisdiction to appoint a successor Collateral Trustee to act until such time, if any, as a successor Collateral Trustee shall have been appointed as provided in this subsection 5.7. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee appointed by the Grantor or the Studios representing Majority Approval, as the case may be, as provided in subsection 5.7(b). While a Notice of Acceleration is in effect, the Studios representing Majority Approval may, at any time upon giving 30 days’ prior written notice thereof to the Collateral Trustee and the Grantor, remove the Collateral Trustee and appoint a successor Collateral Trustee, such removal to be effective upon the acceptance of such appointment by the successor. The Collateral Trustee shall be entitled to Trustee Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

(b) If at any time the Collateral Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor Collateral Trustee may be appointed by the Studios representing Majority Approval with the consent (not to be unreasonably withheld or delayed) of the Grantor, if no Notice of Acceleration is in effect, and otherwise by the Studios representing Majority Approval. The powers, duties, authority and title of the predecessor Collateral Trustee shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except for the consent of the Studios representing Majority Approval referred to above and as may be required by applicable law) than appointment and designation of a successor in writing duly delivered to the predecessor and the Grantor. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Collateral Trust Agreement and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Studios, the Grantor, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Security Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from the Grantor be required by any successor Collateral Trustee for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the Grantor. If the Grantor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Collateral Trustee to do so, or if a Notice of Acceleration is in effect, the predecessor Collateral Trustee shall at the direction of the Studios representing Majority Approval execute the same on behalf of the Grantor and any such act shall be binding on the Grantor as if executed by the Grantor. The Grantor hereby appoints any predecessor Collateral Trustee as its agent and attorney to act for it as provided in the next preceding sentence.

5.8 Status of Successor Collateral Trustee. Every successor Collateral Trustee appointed pursuant to subsection 5.7 shall be a bank or trust company in good standing and having power to act as Collateral Trustee hereunder, incorporated under the laws of Canada and having its principal corporate trust office within Canada and shall also have capital, surplus and undivided profits of not less than CDN $500,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust hereunder upon reasonable or customary terms.

5.9 Merger of the Collateral Trustee. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be Collateral Trustee under this Collateral Trust Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

5.10 Co-Collateral Trustee; Separate Collateral Trustee. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Trustee of taxes by such jurisdiction not otherwise imposed on the Collateral Trustee, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interests of the Secured Parties, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder or under any Security Document, the Collateral Trustee and the Grantor shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustee and the Grantor, either to act as co trustee or co trustees of all or any of the Collateral under this Collateral Trust Agreement or under any of the Security Documents, jointly with the Collateral Trustee originally named herein or therein or any successor Collateral Trustee, or to act as separate trustee or trustees of any of the Collateral. If the Grantor shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Collateral Trustee to do so, or if a Notice of Acceleration is in effect, the Collateral Trustee shall at the direction of the Studios representing Majority Approval act under the foregoing provisions of this subsection 5.10(a) without the concurrence of the Grantor and execute and deliver such instruments and agreements on behalf of the Grantor and any such act shall be binding on the Grantor as if executed by the Grantor. The Grantor hereby appoints the Collateral Trustee as its agent and attorney to act for it under the foregoing provisions of this subsection 5.10(a) in either of such contingencies.

(b) Every separate trustee and every co-trustee, other than any successor Collateral Trustee appointed pursuant to subsection 5.7, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustee or any agent appointed by the Collateral Trustee;

(ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder and under the relevant Security Document or Documents shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Trustee which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co trustee or co trustees;

(iii) no power given hereby or by the relevant Security Documents to, or which it is provided herein or therein may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees shall be exercised hereunder or thereunder by such co-trustee or co-trustees or separate trustee or separate trustees except jointly with, or with the consent in writing of, the Collateral Trustee, anything contained herein to the contrary notwithstanding;

(iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(v) the Grantor and the Collateral Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Grantor shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Collateral Trustee to do so, or if a Notice of Acceleration is in effect, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Grantor, the Grantor hereby appointing the Collateral Trustee its agent and attorney to act for it in such connection in such contingency. If the Collateral Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Collateral Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Grantor and the Collateral Trustee, or by the Collateral Trustee alone pursuant to this subsection 5.10(b).

5.11 The Collateral Trustee shall have no duty to see to any registration of the Security Documents or any other document, or to see to the maintenance of any such registration, recording or filing or to see to the payment or discharge of any lien of any kind against any part of the Collateral.

SECTION 6.

MISCELLANEOUS

6.1 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to the Grantor, the Studios and the Collateral Trustee shall be given in writing or by electronic transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by electronic transmission, to an electronic mail address (in PDF or by other means of electronic delivery) addressed to such party at its address specified on the signature pages hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this subsection 6.1 to the party sending such communication; provided that any notice, request or demand to the Collateral Trustee shall not be effective until received by the Collateral Trustee in writing from time to time.

6.2 No Waivers. No failure on the part of the Collateral Trustee, any co-trustee, or any separate trustee, or the Studios representing Majority Approval to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Collateral Trust Agreement or any Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.3 Amendments, Supplements and Waivers. With the written consent of the Studios representing Majority Approval, the Collateral Trustee and the Grantor may, from time to time, enter into written agreements supplemental hereto or to any Security Document for the purpose of adding to, or waiving any provisions of, this Collateral Trust Agreement or any Security Document or changing in any manner the rights of the Collateral Trustee, the Secured Parties or the Grantor hereunder or thereunder. Any such supplemental agreement shall be binding upon the Grantor, the Secured Parties and the Collateral Trustee and their respective successors.

6.4 Headings. The table of contents and the headings of Sections and subsections have been included herein and in the Security Documents for convenience only and should not be considered in interpreting this Collateral Trust Agreement or the Security Documents.

6.5 Severability. Any provision of this Collateral Trust Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.6 Successors and Assigns. This Collateral Trust Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Collateral Trust Agreement or any Collateral.

6.7 Currency Conversions. In calculating the amount of Collateral Proceeds for any purpose hereunder, the amount of any Proceeds denominated in a currency other than US Dollars shall be converted by the Collateral Trustee into US Dollars at the spot rate for purchasing US Dollars with such currency as set forth in The Wall Street Journal on the Business Day prior to the date on which such calculation is to be made.

6.8 Acknowledgements. The Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Collateral Trust Agreement;

(b) neither the Collateral Trustee nor any Secured Party has any fiduciary relationship with or duty to the Grantor arising out of or in connection with this Collateral Trust Agreement, and the relationship between the Grantor, on the one hand, and the Collateral Trustee and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantor and the Secured Parties.

6.9 Governing Law. This Collateral Trust Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6.10 Counterparts. This Collateral Trust Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart.

6.11 Termination and Release. (a) Upon either (i) receipt by the Collateral Trustee from the Studios representing unanimous consent of written directions to cause the Liens created by subsection 4.7 and by the Security Documents to be released and discharged or (ii) receipt by the Collateral Trustee of a written request of the Grantor following the payment and satisfaction of the Secured Obligations to cause the Liens created by subsection 4.7 and by the Security Documents to be released and discharged, the Liens created by subsection 4.7 and by the Security Documents shall terminate forthwith and all right, title and interest of the Collateral Trustee in and to the Collateral shall revert to the Grantor, their successors and assigns.

(b) Upon the termination of the Liens and the release of the Collateral in accordance with subsection 6.11(a), the Collateral Trustee and the Studios will promptly, at the Grantor’s written request and expense, (i) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence the termination of such Liens or the release of the Collateral and (ii) deliver or cause to be delivered to the Grantor all property of the Grantor then held by the Collateral Trustee or any agent thereof.

(c) Upon the sale of all or any portion of the Collateral to any Person, and as long as no Notice of Acceleration is then in effect, the security interests created by the Security Documents in such Collateral shall terminate and such Collateral shall be automatically released from the Liens created by the Security Documents. Upon any such release, the Collateral Trustee will promptly at the Grantor’s request and expense execute and deliver such documents as the Grantor shall reasonably request to evidence the termination of such Liens and the release of such Collateral.

(d) Upon (i) receipt by the Collateral Trustee of written notice from the Studios representing Majority Approval directing the Collateral Trustee to cause the Liens on a portion of the Collateral identified in such notice to be released and discharged and (ii) a certificate of the Grantor confirming that the Collateral identified in such notice in clause (i) above does not constitute all or substantially all of the Collateral, the Liens created by the Security Documents in such Collateral shall terminate forthwith and all right, title and interest of the Collateral Trustee in and to such Collateral shall revert to the Grantor, its successors and assigns.

(e) Notwithstanding anything to the contrary contained in any Security Document, the Liens granted under the Security Documents shall not extend to any property of the Grantor (and to the extent such Liens have attached such Liens are hereby automatically released) to the extent, and only for so long as, such property is subject to another Lien which restricts the granting of additional Liens on such property and such property shall not constitute Collateral as long as such property is subject to such Lien; provided that (i) such Lien is a Permitted Lien, (ii) the restriction on the granting of additional Liens extends only to the property subject to such Permitted Lien and the Proceeds thereof and (iii) effective upon the termination of such Lien, such property and any Proceeds thereof shall constitute Collateral (to the extent provided in the Security Documents without reference to this subsection 6.11(e)) and the Collateral Trustee shall have, and from the later of the date hereof and the date such property was acquired shall be deemed to have had, a Lien in such property.

(f) This Collateral Trust Agreement shall terminate when the Liens granted under the Security Documents have terminated and the Collateral has been released as provided in subsection 6.11(a); provided that the provisions of subsections 4.3, 4.4, 4.5 and 4.6 shall not be affected by any such termination.

6.12 Inspection by Regulatory Agencies. The Collateral Trustee shall make available, and shall cause each custodian and agent acting on its behalf in connection with this Collateral Trust Agreement to make available, all Collateral in such

Person’s possession at all times for inspection by any regulatory agency having jurisdiction over the Grantor to the extent required by such regulatory agency in its discretion.

6.13 Confidentiality. The Collateral Trustee agrees to keep confidential any written information (a) provided to it by or on behalf of Blockbuster or the Grantor pursuant to or in connection with this Collateral Trust Agreement or any Security Document or (b) obtained by the Collateral Trustee based on a review of the books and records of the Grantor; provided that nothing herein shall prevent the Collateral Trustee from disclosing any such information (i) to the Studios, (ii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iii) upon the request or demand of any Governmental Authority having jurisdiction over the Collateral Trustee or as shall be required pursuant to any Requirement of Law, (iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (v) in connection with any litigation to which the Collateral Trustee is a party related to the Collateral Trust Agreement or the transactions contemplated hereby, (vii) which has been publicly disclosed other than in breach of this Collateral Trust Agreement, or (viii) to the extent reasonably necessary, in connection with the exercise of any remedy hereunder. Notwithstanding the aforementioned, the Collateral Trustee shall not be required to share or otherwise provide any Studio-specific information (financial or otherwise) that is marked “Confidential” with the other Studios without the prior written consent of the Studio in question; provided, however, such restriction shall not prohibit the Collateral Trustee from disclosing from time to time the amount of Trade Agreement Obligations outstanding to any or all Studios and the Pro Rata proportions applicable thereto.

6.14 Submission to Jurisdiction; Waivers. The Grantor hereby irrevocably and unconditionally (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and any other security instruments contemplated hereby to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of Ontario, and appellate courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (iii) agrees that, subject to compliance with Requirements of Law, service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Grantor as provided herein or at such other address of which the Studios and the Collateral Trustee shall have been notified pursuant thereto; (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any special, exemplary, punitive or consequential damages.

6.15 WAIVERS OF JURY TRIAL. THE COLLATERAL TRUSTEE AND THE GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS COLLATERAL TRUST AGREEMENT OR ANY OTHER SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

6.16 Payment Extension for Trade Agreements. Each Studio hereby agrees and acknowledges that from and after the Effective Date all required payment dates in respect of any amounts owing to such Studio by Blockbuster or any of its Affiliates under any Trade Agreement shall be automatically extended *****.

SECTION 7.

DESIGNATION OF ADDITIONAL SECURED OBLIGATIONS

7.1 Designations of Secured Obligations. In the event that a Studio and Blockbuster amend, modify, supplement, extend, renew, revise, restate, amend and restate or replace any Trade Agreement or enter into additional trade agreements after the Effective Date that such parties mutually agree shall be included as “Trade Agreements” hereunder, the Grantor shall promptly deliver a written certification substantially in the form of Exhibit D (each, a “Notice of Designation”) to the Collateral Trustee designating such obligations as Secured Obligations hereunder. The Guarantor hereby confirms, acknowledges and agrees that each such agreement shall be automatically included on Schedule 1 as a “Trade Agreement” and that the obligations of the Grantor will extend to such Trade Agreement as of the execution thereof. The designation of such additional obligations as Secured Obligations shall be binding among the other holders of Secured Obligations for purposes of this Collateral Trust Agreement; provided, however, that nothing in this sentence shall constitute a waiver of any right or remedy that any Studio may have under any Secured Documents with respect to the incurrence or designation of such obligations. Any obligations to be designated under this Section 7 that are owed to any entity that is not party hereto on the Effective Date shall be, upon the joinder of such entity to this Collateral Trust Agreement and subject to the written consent of the Collateral Trustee with the prior written approval and consent of each of the Studios, designated as additional obligations hereunder as obligations secured by the Collateral as provided herein.

7.2 Termination of Designation. Once designated as secured pursuant to this Section 7, the relevant Secured Obligations shall remain secured pursuant to this Collateral Trust Agreement until the first to occur of (i) the termination of this Collateral Trust Agreement in accordance with Section 6.11, (ii) the payment in full of such Secured Obligations and (iii) the delivery to the Collateral Trustee of the written consent of the Studios constituting Majority Approval to the release of the security interest in the Collateral securing such Secured Obligations.

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECTION 8.

SUBORDINATION AND INFORMATION

8.1 *****

8.2 Information Concerning Financial Condition of Blockbuster and the Grantor. Each Secured Party hereby assumes responsibility for keeping itself informed of the financial condition of Blockbuster and the Grantor and all other circumstances bearing upon the risk of nonpayment of the Secured Obligations. No Secured Party shall have any duty to advise any other Secured Party of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Secured Party, it shall be under no obligation (a) to provide any such information to such other Secured Party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information. Furthermore, the Collateral Trustee shall not be required to share or otherwise provide any Studio-specific information (financial or otherwise) that is marked “Confidential” to the other Studios without the prior written approval and consent of the Studio in question as set forth in subsection 6.13 hereof; provided, however, such restriction shall not prohibit the Collateral Trustee from disclosing from time to time the amount of Trade Agreement Obligations owed to any or all Studios or the Pro Rata proportions applicable thereto.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

BLOCKBUSTER CANADA CO.

By:	/s/ Steve Medlar
	Name:	Steve Medlar
	Title:	Vice President and Chief Financial Officer

Address for Notices:

401 The West Mall, Suite 1100 Toronto, ON M9C 5J5 Fax: (416) 621-1976 Attention: Steve Medlar

with a copy to:

Blockbuster Inc. 1201 Elm Street Dallas, TX 75270 Fax: (214) 854-4848 Attention: Russell Birk and Rod McDonald

WARNER HOME VIDEO,
a division of Warner Bros. Home Entertainment Inc.

By:	/s/ Ron Sanders
	Name:	Ron Sanders
	Title:	President

Address for Notices:

Warner Home Video c/o Beth Baier Sr. VP, Business & Legal Affairs/Gen. Counsel 4000 Warner Blvd Bldg 160, Suite 11088 Burbank, CA 91522

TWENTIETH CENTURY FOX HOME ENTERTAINMENT LLC

By:	/s/ Harris Kane
	Name:	Harris Kane
	Title:	Senior Vice President Legal and Business Affairs Twentieth Century Fox and Twentieth Century Fox Home Entertainment LLC

Address for Notices:

Twentieth Century Fox Home Entertainment LLC Attn: Home Entertainment Legal Dept. 2121 Avenue of the Stars, Suite 1450 Los Angeles, CA 90067

Approved by:	DBF
Dennis Franks

SONY PICTURES HOME ENTERTAINMENT INC.

By:	/s/ William V. Stellmach
	Name:	William V. Stellmach
	Title:	SVP, CFO

Address for Notices:

Sony Pictures Home Entertainment Inc. Attn: Michael Schillo, Executive Director, Credit & Customer Finance 10202 West Washington Blvd, SPP 2414 Culver City, California 90232

HOME TRUST COMPANY, as Collateral Trustee

By:	/s/ John Harry
	Name:	John Harry
	Title:	Vice President

By:	/s/ Chris Ahlvik
	Name:	Chris Ahlvik
	Title:	Vice President

Address for Notices:

Home Trust Company Attn: John Harry, Vice President 145 King Street West, Suite 2300 Toronto, Ontario M5H 1J8

ANNEX I

Security Documents

1.	Guarantee, dated as of March 31, 2010, made by Blockbuster Canada Co. in favor of the Collateral Trustee for and on behalf of the Studios.

2.	Security Agreement, dated as of March 31, 2010, made by Blockbuster Canada Co. in favour of the Collateral Trustee for and on behalf of the Studios.

3.	Deed of Hypothec, dated as of March 31, 2010, made by Blockbuster Canada Co. in favour of the Collateral Trustee, as Fonde de pouvoir.

4.	Bond No.01, dated as of March 31, 2010, made by Blockbuster Canada Co. in the principal amount of CDN $260,000,000 in favour of the Collateral Trustee.

5.	Bond Pledge Agreement, dated as of March 31, 2010, made by Blockbuster Canada Co. in favour of Collateral Trustee.

ANNEX II

Trade Agreements

Sony Pictures Home Entertainment Inc.

* * * * *

Twentieth Century Fox Home Entertainment LLC

* * * * *

Warner Home Video

* * * * *

EXHIBIT A

FORM OF NOTICE OF ACCELERATION

[Date]

To:	Home Trust Company, as Collateral Trustee

Re:	Collateral Trust Agreement, dated as of March 31, 2010, among Blockbuster Canada Co., [Warner Home Video, a division of Warner Bros. Home Entertainment Inc., Twentieth Century Fox Home Entertainment LLC, Sony Pictures Home Entertainment Inc.,] and Home Trust Company, as Collateral Trustee (the “Collateral Trust Agreement”).

Certain of the Secured Obligations have not been paid in full at the stated date for payment.

The undersigned Studios hereby represent that as of the date hereof, such Studios are owed $[            ] (or     %) of the outstanding Trade Agreement Obligations.

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

[INSERT NAME OF STUDIO]

By:
Name:
Title:

EXHIBIT B

FORM OF NOTICE OF DESIGNATION OF ADDITIONAL SECURED OBLIGATIONS

[Date]

To:	Home Trust Company, as Collateral Trustee

Re:	Collateral Trust Agreement, dated as of March 31, 2010, among Blockbuster Canada Co. (the “Grantor”), [Warner Home Video, a division of Warner Bros. Home Entertainment Inc., Twentieth Century Fox Home Entertainment LLC, Sony Pictures Home Entertainment Inc.,] and Home Trust Company, as Collateral Trustee (the “Collateral Trust Agreement”).

Pursuant to Section 7.1 of the Collateral Trust Agreement, the Grantor hereby designates the payment obligations of Blockbuster incurred pursuant to [            ] as additional “Secured Obligations” under the Collateral Trust Agreement.

The designation of such obligations as provided above is permitted in accordance with the terms and provisions of the Guarantee, but subject to the terms of the Collateral Trust Agreement.

The undersigned Studios hereby represent that as of the date hereof, such Studios are owed $[            ] (or     %) of the outstanding Trade Agreement Obligations.

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

BLOCKBUSTER CANADA CO.

By:
Name:
Title: